UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2023

AEGLEA BIOTHERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37722	46-4312787
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

805 Las Cimas Parkway Suite 100 Austin, TX	78746
(Address of principal executive offices)	(Zip Code)

(512) 942-2935

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value Per Share	AGLE	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 6, 2023, Aeglea BioTherapeutics, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders and the following proposals were presented and voted upon at the meeting. All proposals except Proposal No. 5 were approved as follows:

1.

Election of two Class I directors, Alison Lawton and Hunter C. Smith, M.B.A., each to serve a three-year term, which will expire at the 2026 Annual Meeting of Stockholders and until such time as their respective successors have been duly elected and qualified or until their earlier resignation or removal:

Nominees	Shares For	Shares Withheld	Shares Abstaining	Broker Non-Votes
Alison Lawton	26,794,716	11,708,080	—	12,654,756
Hunter C. Smith, M.B.A.	33,786,894	4,715,902	—	12,654,756

2.	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023:

Shares For	Shares Against	Shares Abstaining
46,862,837	4,147,212	147,503

3.	Approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers as disclosed in the proxy statement for the 2023 Annual Meeting of Stockholders:

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
23,331,453	11,712,005	3,459,338	12,654,756

4.

Approval of an amendment to the Company’s restated certificate of incorporation to effect a reverse stock split of the Company’s common stock at a ratio ranging from 1-for-10 shares up to a ratio of 1-for-25 shares, which ratio will be selected by the Company’s board of directors:

Shares For	Shares Against	Shares Abstaining
44,109,674	5,501,688	1,546,190

5.	Approval of an amendment and restatement of the Company’s 2016 Equity Incentive Plan:

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
19,133,057	19,349,704	20,035	12,654,756

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEGLEA BIOTHERAPEUTICS, INC.

Date: June 9, 2023	By:	/s/ Jonathan Alspaugh
Jonathan Alspaugh
President and Chief Financial Officer